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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): November 14, 2002


                           HANOVER COMPRESSOR COMPANY
               (Exact Name of Registrant as Specified in Charter)

         Delaware                       1-13071                  76-0625124
(State or Other Jurisdiction   (Commission File Number)        (IRS Employer
     of Incorporation)                                      Identification No.)

        12001 North Houston Rosslyn
              Houston, Texas                                    77086
  (Address of Principal Executive Offices)                    (Zip Code)

       Registrant's telephone number, including area code: (281) 447-8787

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Item 5. Other Events.

On November 14, 2002 the Company issued the following press release:

                HANOVER COMPRESSOR UPDATES STATUS OF SEC INQUIRY

HOUSTON, November 14, 2002 - Hanover Compressor Company (NYSE: HC), the leading provider of outsourced natural gas compression services, today reported that the Securities and Exchange Commission has determined to issue a formal order of investigation in connection with its review of matters relating to Hanover.

Hanover previously announced that it completed a thorough review of prior transactions and that its Chief Executive Officer and Chief Financial Officer will certify and file with the Securities and Exchange Commission amended financial results for 1999, 2000 and 2001. The completion of the internal review followed the appointment by Hanover of three new independent directors (including a new Chairman), a new Chief Executive Officer, Chief Financial Officer and General Counsel.

As previously stated, Hanover has fully cooperated with the inquiry being conducted by the staff of the SEC in Fort Worth, including sharing the results of its internal review with the staff. Hanover intends to continue to fully cooperate with the SEC's staff. In this regard, Hanover has been advised that the SEC staff is satisfied with Hanover's cooperation to date and acknowledges the remedial steps Hanover has taken.

"Hanover understands and appreciates the SEC's need to put in place the appropriate processes to allow the SEC staff to fully and fairly administer their inquiry," said Mark S. Berg, Senior Vice President and General Counsel. "We look forward to continuing to fully cooperate with the SEC staff and to building on the positive relationship we have created with the staff." Berg said.

About Hanover Compressor

     Hanover Compressor Company (www.hanover-co.com) is the global market leader in full service natural gas compression and a leading provider of service, financing, fabrication and equipment for contract natural gas handling applications. Hanover provides this equipment on a rental, contract compression, maintenance and acquisition leaseback basis to natural gas production, processing and transportation companies that are increasingly seeking outsourcing solutions. Founded in 1990 and a public company since 1997, Hanover's customers include premier independent and major producers and distributors throughout the Western Hemisphere.

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Certain matters discussed in this press release are "forward-looking statements"
intended to qualify for the safe harbors from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements can generally be identified as such because of the context of the statement and will include words such as "believes," "anticipates," "expects," "estimates," or words of similar import. Similarly, statements that describe Hanover's future plans, objectives or goals are also forward-looking statements. Such forward-looking statements are subject to certain risks and uncertainties, which could cause actual results to differ materially from those anticipated as of the date of this press release. These risks and uncertainties include: the loss of market share through competition; reduced profit margins resulting from increased pricing pressure in our business; the introduction of competing technologies by other companies; a prolonged, substantial reduction in oil and gas prices which could cause a decline in the demand for Hanover's compression and oil and gas production equipment; new governmental safety, health and environmental regulations which could require Hanover to make significant capital expenditures; inability to successfully integrate acquired businesses; currency fluctuations; changes in economic or political conditions in the countries in which Hanover operates; inability to comply with loan and lease covenants; inability to access capital markets; adverse results of regulatory inquiries or shareholder litigation; and legislative changes in the various countries in which Hanover does business. The forward-looking statements included in this press release are only made as of the date of this press release, and Hanover undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances. A discussion of these factors is included in the Company's periodic reports filed with the Securities and Exchange Commission.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   HANOVER COMPRESSOR COMPANY

Date:    November 14, 2002         By:  /s/ Mark S. Berg
                                        ----------------------------------------
                                        Name:  Mark S. Berg
                                        Title: Senior Vice President and
                                               General Counsel